UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02396

T. Rowe Price New Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. Report to Shareholders

New Income Fund	May 31, 2012

The views and opinions in this report were current as of May 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The second half of our fiscal year saw solid returns for bond investors, driven largely by high demand for the safety of U.S. Treasuries, which drove long-term government bond prices higher and yields significantly lower. Turmoil in overseas markets kept downward pressure on U.S. interest rates while slow but continued growth at home preserved gains for investors in corporate bonds and other credit-sensitive sectors. All major fixed income segments performed well, and your fund saw good returns from a wide range of diversified holdings. The fund trailed the broad Barclays benchmark over its fiscal year, however, due largely to an underweight in Treasuries.

The New Income Fund returned 3.95% for the six-month period and 5.98% for the 12-month period ended May 31, 2012. It outperformed the Barclays U.S. Aggregate Bond Index over the past six months but lagged the Lipper Corporate Debt Funds A-Rated Average. The fund trailed both benchmarks over the fiscal year. The New Income Fund continued to compare favorably with its peer group over longer time periods, landing in the top third of its Lipper category ratings for the most recent 5- and 10-year periods. Based on cumulative total return, Lipper ranked the New Income Fund 60 of 116, 67 of 98, 22 of 93, and 18 of 58 funds in the corporate bond funds (A rated) universe for the 1-, 3-, 5-, and 10-year periods ended May 31, 2012, respectively. (Past performance cannot guarantee future results. Performance for Advisor Class and R Class shares can vary, reflecting their different fee structures and other factors.)

ECONOMY AND INTEREST RATES

Turmoil in the global economy, particularly in Europe, continued to dominate credit markets since our last letter. Long-term interest rates fluctuated over the second half of our fiscal year as investors worried that the debt crisis in Europe would provoke a renewed financial crisis and global economic downturn. Investors rushed into and out of the Treasury market—a traditional safe haven in times of market turmoil—in response to progress or setbacks in European leaders’ efforts to craft a plan to prevent sovereign debt defaults and the threat they posed to the Continent’s banks. Optimism waned substantially at the end our reporting period, however, as investors grew concerned that contracting European economies were, once again, pressing many European banks toward the brink of insolvency. Political tumult in Greece also raised the specter that the country might reject austerity measures and pull out of the eurozone.

Although economists warned that a recession and financial crisis in Europe would eventually spread to some extent across the Atlantic, the U.S. economy demonstrated surprising resilience throughout much of the period. Unemployment declined, and weekly jobless claims temporarily fell to their lowest level since the start of the financial crisis. The improving job market fostered a rise in consumer sentiment, and retail sales strengthened as more Americans were able to act on pent-up demand for automobiles and other goods. The manufacturing sector continued to expand despite weakening growth overseas. The housing sector remained depressed but showed signs of having bottomed: Prices stabilized in many markets, construction picked up, and a gauge of homebuilder confidence reached its highest level in nearly five years.

Economic data appeared to soften again at the end of our reporting period, which combined with overseas concerns to drive long-term Treasury yields to record lows. Payroll gains faltered in April and May, although economists at T. Rowe Price and elsewhere noted that seasonal patterns might be at least partly to blame for another springtime hiring slowdown. Heightened business caution also appeared in orders for durable goods. Businesses may be hesitant to ramp up spending given not only the troubles in Europe, but also the prospect for fiscal contraction in the U.S. at the end of the year if scheduled tax increases and automatic spending cuts are not delayed. T. Rowe Price analysts believe that a temporary postelection deal to delay some tax increases and spending cuts is likely, regardless of the election results in November.

Monetary policy remained generally supportive over the past six months and played a role in Treasury yields reaching record lows. Federal Reserve officials appeared somewhat more hesitant than many private economists to declare that the economy had turned a corner and offered few signs that a change in monetary policy was imminent. Indeed, the Federal Reserve extended its promise to keep short-term interest rates “exceptionally low” through late 2014—albeit with a caveat. Most members envisioned the federal funds rate at or below 1.00% (the new definition of exceptionally low, rather than the current 0.00% to 0.25% range). While Americans despaired at the rise in gas prices early in the year, overall inflation remained relatively benign, with core inflation (which excludes volatile food and energy prices) remaining at or near levels acceptable to the Fed.

All major segments of the fixed income market saw gains over the past six months. Long-term Treasury bonds rose strongly at the end of the period as fears about Europe and poor payroll numbers in the U.S. boosted demand. Mortgage-backed securities (MBS), the largest segment of the investment-grade bond market, benefited from attractive yields relative to Treasuries and a moderate pace of refinancing. Investment-grade corporate issues performed well thanks to solid corporate balance sheets and earnings. Despite a small pullback in May, high yield issues continued to perform well.

PERFORMANCE AND INVESTMENT REVIEW

The global economic turmoil over the past year has sparked a so-called flight to quality, as investors have sought refuge in the most liquid and secure assets. The trade-off for investors has been that yields on very high-quality bonds have reached record lows, offering little current income and weighing on total return. In response, we have adopted a barbell approach to credit risk. At one end of the credit spectrum, we have maintained our exposure to high yield bonds and leveraged loans and emerging markets debt—sectors that our benchmark does not hold—which offer attractive yields and strong fundamentals. At the other end, we have maintained liquidity through our Treasury positions and an overweight allocation to agency-sponsored MBS, a sector that not only acts as a valuable source of liquidity but also offers attractive yields relative to Treasuries.

While we believe this strategy offers the best chance for superior long-term returns, our significant underweight to Treasuries in favor of higher-yielding issues was the primary reason we trailed the Barclays index. The tumultuous global economic environment caused long-term Treasury prices to rise over 20% during the past year, more than double the return of any other major category. We were able to capture part of these gains, however, as we increased our allocation to Treasuries throughout the first half of the period. Our position remained elevated until the beginning of the second quarter of 2012, when we began to move our allocation back to other high-quality securities. On a net basis, our allocation to Treasuries was little changed over the 12-month period.

While we have recently moved some of our Treasury allocation back to the MBS sector, we reduced our overweight in MBS over the period as a whole. Valuations in the sector have become elevated, and prepayment risk, or the chance the bond will be paid off early and force reinvestment at a lower rate, has increased. Policymakers have supported efforts to streamline mortgage refinance programs, and many homeowners who are underwater on their mortgages may now be able to qualify—a positive for the economy as a whole but bad for MBS investors.

Our overweight allocation to certain investment-grade corporate bonds weighed on returns. Banking issuers, faced with the prospect of seemingly endless litigation, increasing regulatory restrictions, and concerns over exposure to the eurozone debt crisis proved to be a substantial drag on the sector. We were overweight in banks at the beginning of the period on the basis of strong corporate fundamentals and attractive yields, but we pared the position back to neutral by the end of our fiscal year. At present, our credit analysts are finding the most attractive opportunities at the lower end of the investment-grade quality spectrum. In particular, they prefer higher-yielding firms in the energy sector, many of which are benefiting from strong demand for energy resources and related infrastructure. These firms also tend to have transparent balance sheets, especially compared with the opaque ledgers of many financial institutions, and frequently employ long-term service contracts that generate predictable cash flows.

Our positions in high yield bonds and leveraged loans, which are not included in the Barclays index, benefited performance modestly. The sector bounced back after suffering declines in the fourth quarter of 2011 amid a global flight to quality and weak liquidity. As valuations became more attractive late last year, we took the opportunity to add to our allocation based on attractive yields and generally solid fundamentals. High yield issuers have benefited substantially from the current low rate environment, as evidenced by the high volumes of refinancing.

Overweight positions in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also aided results. New issues in the ABS sector—bonds backed by credit card and auto loans, for example—continued to enjoy voracious demand from investors willing to take on moderate additional risk in exchange for incremental yield. CMBS have benefited from continued signs of improvement in the U.S. economy, which have allowed investors to make less severe default assumptions in their valuation models. Newer issues, which have been unable to keep up with demand, have seen a dramatic increase in underwriting standards, and fundamentals in the space have greatly improved. While we took down our overweight slightly as volatility peaked over the summer, we have recently added selectively to our holdings while maintaining our focus on higher-quality issues.

Fund exposure to foreign markets had mixed results. Exposure to stronger peripheral European markets relative to the eurozone proved beneficial as investor flight weakened the euro. Emerging market currencies have sold off substantially over concerns that global growth, particularly in China, is slowing. This hurt our long positions in the Mexican peso and Brazilian real, as well as a basket of Asian currencies. On a net basis, our active currency bets slightly detracted from performance. Early this year, we increased our exposure to emerging market debt denominated in U.S. dollars.

OUTLOOK

At the end of our reporting period, risks resurfaced that compelled investors to shun higher-risk assets again—most notably, political turmoil in Europe that has raised questions about the popular will for maintaining austerity programs. Clearly, a disruptive breakup of the eurozone prompted by a Greek exit would have a major impact on the world economy and could cause even more capital flight to safe havens in stable, developed economies. In addition, the potential for weaker growth in key emerging markets, such as China and Brazil, may lead to renewed caution on the part of investors. Finally, the potential exists for the U.S. economy to go off a “fiscal cliff” of Draconian spending cuts and tax increases in 2013 if Congress and the administration are not able to agree on budget matters.

While no investment can be protected from every scenario, we believe that a highly diversified portfolio, a global search for value, and careful research into individual securities is the best strategy for such a volatile environment. In particular, although the portfolio will maintain its focus on domestic issues as mandated by its charter, we are investing increased resources into finding opportunities in emerging markets. Many developing economies offer very different characteristics than those in the U.S.—high nominal interest rates, strong domestic growth potential, and enviable fiscal positions.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price. We will continue to navigate through our current environment of low U.S. Treasury yields and fiscal and economic uncertainty to provide the best investment service to our shareholders.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 15, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays U.S. Credit Baa Index: A measure of corporate and noncorporate fixed income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s) and have at least 10 years to final maturity.

Barclays U.S. Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
CORPORATE BONDS 27.7%		
FINANCIAL INSTITUTIONS 9.6%		
Banking 5.6%		
Akbank, 5.125%, 7/22/15 (2)	4,000	4,030
Alfa Bank, 7.875%, 9/25/17	3,000	2,974
Banco do Estado do Rio Grande do Sul, 7.375%, 2/2/22 (2)	800	821
Banco Mercantil del Norte, VR, 6.862%, 10/13/21	3,997	4,177
Bank of America, 3.875%, 3/22/17	27,560	27,403
Bank of America, 5.65%, 5/1/18	47,590	49,509
Bank of America, 6.50%, 8/1/16 (1)	1,300	1,408
Bank of Nova Scotia, 2.55%, 1/12/17 (1)	16,745	17,406
Barclays Bank, 5.125%, 1/8/20 (1)	14,365	15,414
Barclays Bank, 5.20%, 7/10/14 (1)	4,505	4,756
Barclays Bank, 6.75%, 5/22/19	7,320	8,451
BB&T Capital Trust II, 6.75%, 6/7/36 (1)	4,310	4,396
BPCE, 2.375%, 10/4/13 (2)	14,240	13,986
Capital One Financial, 2.125%, 7/15/14 (1)	11,085	11,178
Capital One Financial, 2.15%, 3/23/15	14,165	14,222
Capital One Financial, 7.375%, 5/23/14 (1)	7,150	7,873
Citigroup, 4.587%, 12/15/15 (1)	875	910
Citigroup, 5.375%, 8/9/20 (1)	20,795	22,263
Citigroup, 6.125%, 5/15/18	30,960	33,768
Credit Suisse, 5.50%, 5/1/14	20,195	21,479
Discover Bank, 8.70%, 11/18/19	10,500	13,443
DNB NOR Bank, 3.20%, 4/3/17 (2)	26,535	26,920
Fifth Third Bancorp, 3.50%, 3/15/22 (1)	9,950	10,157
Fifth Third Bancorp, 3.625%, 1/25/16 (1)	12,900	13,569
Fifth Third Bancorp, 6.25%, 5/1/13 (1)	12,200	12,758
Fifth Third Bancorp, 8.25%, 3/1/38 (1)	7,265	10,340
Goldman Sachs, 3.625%, 2/7/16 (1)	14,805	14,579

Goldman Sachs, 5.75%, 1/24/22	41,795	42,786
Goldman Sachs, 6.25%, 2/1/41 (1)	9,920	9,990
Goldman Sachs, 6.75%, 10/1/37	16,750	16,515
HSBC Holdings, 5.10%, 4/5/21 (1)	31,505	34,978
HSBC Holdings, 6.50%, 5/2/36	3,040	3,378
JPMorgan Chase, 3.40%, 6/24/15 (1)	14,040	14,488
JPMorgan Chase, 4.50%, 1/24/22 (1)	46,560	49,712
JPMorgan Chase, 6.00%, 1/15/18 (1)	27,170	30,491
JPMorgan Chase Capital XVIII, 6.95%, 8/1/66	2,140	2,191
JPMorgan Chase Capital XXII, 6.45%, 1/15/87 (1)	3,730	3,721
JPMorgan Chase Capital XXVII, 7.00%, 11/1/39 (1)	10,535	10,603
Kazkommertsbank, 8.00%, 11/3/15	3,000	2,786
KeyCorp, 3.75%, 8/13/15 (1)	11,430	12,062
KeyCorp, 5.10%, 3/24/21	6,200	7,021
MBNA America Bank, 7.125%, 11/15/12 (1)	2,200	2,232
Merrill Lynch, 6.875%, 4/25/18 (1)	8,915	9,775
Merrill Lynch, 7.75%, 5/14/38 (1)	7,665	8,714
Morgan Stanley, 3.45%, 11/2/15 (1)	3,445	3,274
Morgan Stanley, 6.00%, 4/28/15	18,540	18,833
Morgan Stanley, 7.30%, 5/13/19 (1)	56,276	58,060
Nordea Bank, 3.125%, 3/20/17 (2)	25,105	25,383
Nordea Bank, 4.875%, 5/13/21 (2)	26,805	25,781
PNC Financial Services, VR, 6.75%, 7/29/49 (1)	23,375	24,076
PNC Funding, 3.30%, 3/8/22 (1)	15,705	15,981
PNC Funding, 3.625%, 2/8/15 (1)	5,285	5,628
PNC Funding, 4.375%, 8/11/20	5,550	6,117
PNC Funding, 5.625%, 2/1/17	4,140	4,650
Promsvyazbank, 6.20%, 4/25/14	4,000	3,910
Regions Financial, 5.75%, 6/15/15 (1)	4,420	4,575
Royal Bank of Scotland, 3.40%, 8/23/13 (1)	17,480	17,634

Standard Bank, 8.125%, 12/2/19	5,037	5,521
Standard Chartered, 3.85%, 4/27/15 (1)(2)	5,950	6,214
SunTrust Banks, 3.60%, 4/15/16	9,865	10,223
Toronto-Dominion Bank, 2.50%, 7/14/16 (1)	8,085	8,407
Turkiye Garanti Bankasi, 6.25%, 4/20/21	4,000	3,990
U.S. Bancorp, 3.442%, 2/1/16	15,495	16,043
U.S. Bank, VR, 3.778%, 4/29/20	39,290	41,056
UBS Stamford, 4.875%, 8/4/20 (1)	6,080	6,430
USB Capital XIII Trust, 6.625%, 12/15/39 (1)	5,765	5,897
Wells Fargo, 3.50%, 3/8/22 (1)	27,760	28,150
		975,466
Brokerage 0.3%		
Ameriprise Financial, 7.30%, 6/28/19 (1)	13,815	17,401
Jefferies Group, 3.875%, 11/9/15 (1)	12,665	12,222
Jefferies Group, 5.875%, 6/8/14 (1)	2,970	3,029
Jefferies Group, 8.50%, 7/15/19	9,460	10,028
Raymond James Financial, 4.25%, 4/15/16	3,955	4,111
		46,791
Finance Companies 1.5%		
GATX, 3.50%, 7/15/16 (1)	7,115	7,347
GATX, 4.85%, 6/1/21	14,960	15,708
GE Capital, 2.10%, 1/7/14 (1)	76,335	77,524
GE Capital, 4.625%, 1/7/21	23,185	25,412
GE Capital, 5.30%, 2/11/21	33,185	37,045
GE Capital, 5.875%, 1/14/38	33,945	38,761
GE Capital, 6.875%, 1/10/39 (1)	8,040	10,348
International Lease Finance, 6.625%, 11/15/13	6,960	7,134
SLM, 6.00%, 1/25/17 (1)	30,730	30,210

SLM, 6.25%, 1/25/16 (1)	11,045	11,254
SLM, 8.45%, 6/15/18 (1)	7,570	8,035
		268,778
Financial Other 0.0%		
DTEK Finance, 9.50%, 4/28/15	3,000	2,835
		2,835
Insurance 1.5%		
American International Group, 3.80%, 3/22/17 (1)	4,540	4,625
American International Group, 4.25%, 9/15/14 (1)	16,090	16,688
American International Group, 5.45%, 5/18/17	3,730	4,038
American International Group, 5.85%, 1/16/18 (1)	35,130	38,543
American International Group, 6.40%, 12/15/20	4,165	4,683
Berkshire Hathaway, 3.40%, 1/31/22 (1)	7,630	7,942
Berkshire Hathaway Finance, 4.25%, 1/15/21 (1)	16,925	18,669
CNA Financial, 5.875%, 8/15/20 (1)	11,295	12,373
CNA Financial, 6.50%, 8/15/16 (1)	945	1,068
Lincoln National, 4.85%, 6/24/21 (1)	13,945	14,665
MetLife, 4.75%, 2/8/21 (1)	11,045	12,253
Principal Financial Group, 6.05%, 10/15/36 (1)	3,495	4,037
Principal Financial Group, 8.875%, 5/15/19	365	482
Provident Companies, 7.00%, 7/15/18	12,183	14,229
Prudential Financial, 4.75%, 9/17/15 (1)	8,425	9,115
Prudential Financial, 5.375%, 6/21/20 (1)	14,940	16,789
Reinsurance Group of America, 5.00%, 6/1/21	7,772	8,270
Reinsurance Group of America, 5.625%, 3/15/17	10,270	11,271
Reinsurance Group of America, 6.45%, 11/15/19 (1)	5,185	5,899
Sun Life Financial Global Funding, FRN, 0.719%, 10/6/13 (1)(2)	5,775	5,720
UnitedHealth Group, 3.875%, 10/15/20 (1)	5,560	6,069
UnitedHealth Group, 4.625%, 11/15/41 (1)	11,465	12,338

UnitedHealth Group, 4.70%, 2/15/21 (1)	6,695	7,733
UNUM Group, 5.625%, 9/15/20 (1)	11,595	12,680
Unum Provident Finance, 6.85%, 11/15/15 (2)	2,842	3,165
WellPoint, 4.35%, 8/15/20 (1)	4,455	4,913
WellPoint, 6.00%, 2/15/14	6,675	7,216
		265,473
Real Estate Investment Trusts 0.7%		
AMB Property, 4.50%, 8/15/17	11,110	11,679
AMB Property, 6.625%, 12/1/19	6,980	8,162
Federal Realty Investment Trust, 5.90%, 4/1/20	1,790	2,077
Federal Realty Investment Trust, 6.00%, 7/15/12	3,490	3,508
Health Care REIT, 4.70%, 9/15/17	10,435	11,077
Hospitality Properties Trust, 5.625%, 3/15/17	15,810	16,998
Kilroy Realty, 4.80%, 7/15/18	12,035	12,810
Kilroy Realty, 6.625%, 6/1/20	9,785	11,390
Reckson Operating Partnership, 6.00%, 3/31/16	3,550	3,791
Regency Centers, 5.875%, 6/15/17	6,955	7,835
Regency Centers, 6.00%, 6/15/20	4,390	5,090
Simon Property Group, 2.80%, 1/30/17 (1)	11,805	12,134
Ventas Realty, 3.125%, 11/30/15	3,590	3,671
Ventas Realty, 4.00%, 4/30/19 (1)	13,315	13,656
		123,878
Total Financial Institutions		1,683,221
INDUSTRIAL 14.7%		
Basic Industry 1.9%		
Allegheny Technologies, 5.95%, 1/15/21 (1)	28,224	31,788
Alrosa Finance, 7.75%, 11/3/20	3,700	3,848
ArcelorMittal, 3.75%, 2/25/15 (1)	17,295	17,361

ArcelorMittal, 3.75%, 8/5/15 (1)	15,065	15,113
ArcelorMittal, 3.75%, 3/1/16 (1)	3,675	3,669
ArcelorMittal, 4.50%, 2/25/17 (1)	19,880	19,415
ArcelorMittal, 5.375%, 6/1/13 (1)	13,640	14,041
Barrick North America Finance, 5.70%, 5/30/41 (1)	35,885	40,324
BHP Billiton Finance USA, 3.25%, 11/21/21 (1)	22,850	23,855
Celulosa Arauco y Constitucion, 4.75%, 1/11/22 (2)	7,125	7,270
Celulosa Arauco y Constitucion, 5.00%, 1/21/21	9,842	10,261
Cliffs Natural Resources, 4.875%, 4/1/21 (1)	15,120	15,823
Dow Chemical, 2.50%, 2/15/16 (1)	14,695	15,074
Dow Chemical, 8.55%, 5/15/19	16,145	21,393
International Paper, 4.75%, 2/15/22 (1)	35,410	37,886
Newcrest Finance, 4.45%, 11/15/21 (2)	25,550	26,153
Praxair, 2.45%, 2/15/22 (1)	15,005	14,791
Severstal, 6.70%, 10/25/17	3,000	2,953
Teck Resources Limited, 10.25%, 5/15/16	6,315	7,136
TMK Capital, 7.75%, 1/27/18	3,500	3,246
		331,400
Capital Goods 0.8%		
CEMEX Finance, 9.50%, 12/14/16	1,200	1,107
Holcim, 6.00%, 12/30/19 (1)(2)	8,015	8,459
L-3 Communications, 4.75%, 7/15/20 (1)	24,290	25,944
Republic Services, 3.55%, 6/1/22	22,655	22,984
Republic Services, 5.70%, 5/15/41 (1)	21,950	25,010
Roper Industries, 6.25%, 9/1/19	14,120	17,078
Votorantim Cimentos, 7.25%, 4/5/41 (2)	18,325	18,004
Waste Management, 6.10%, 3/15/18 (1)	10,615	12,668
		131,254

Communications 4.0%

America Movil, 2.375%, 9/8/16 (1)	16,405	16,641
America Movil, 5.00%, 10/16/19 (1)	17,000	19,173
America Movil, 5.00%, 3/30/20 (1)	795	893
America Movil, 5.625%, 11/15/17 (1)	4,520	5,289
American Tower, 4.70%, 3/15/22 (1)	10,270	10,672
American Tower, 5.90%, 11/1/21 (1)	10,995	12,328
American Tower, 7.25%, 5/15/19	26,482	31,325
American Tower Trust, 5.957%, 4/15/37 (2)	6,470	6,854
AT&T, 5.55%, 8/15/41 (1)	29,300	34,305
AT&T, 6.45%, 6/15/34 (1)	12,630	15,656
AT&T, 6.55%, 2/15/39	7,850	10,055
British Sky Broadcasting, 6.10%, 2/15/18 (2)	5,560	6,566
CC Holdings, 7.75%, 5/1/17 (1)(2)	12,245	13,194
Comcast, 6.95%, 8/15/37	26,835	34,589
Cox Communications, 8.375%, 3/1/39 (2)	17,085	24,730
Crown Castle Towers, 4.883%, 8/15/40 (2)	1,405	1,524
Crown Castle Towers, 6.113%, 1/15/40 (2)	20,836	24,170
Digicel Group, 8.25%, 9/1/17	2,000	2,030
DIRECTV Holdings, 2.40%, 3/15/17 (1)	15,545	15,597
DIRECTV Holdings, 3.55%, 3/15/15 (1)	3,778	3,986
DIRECTV Holdings, 5.875%, 10/1/19	16,650	19,222
GTP Acquisition Partners, 4.347%, 6/15/41 (2)	6,799	7,003
Interpublic Group of Companies, 4.00%, 3/15/22 (1)	9,995	9,993
Interpublic Group of Companies, 10.00%, 7/15/17 (1)	24,315	27,537
NBC Universal, 5.15%, 4/30/20	34,645	40,121
News America, 4.50%, 2/15/21 (1)	17,120	18,530
News America, 6.15%, 3/1/37	4,220	4,772
News America, 6.40%, 12/15/35 (1)	23,701	27,032
Omnicom Group, 3.625%, 5/1/22 (1)	17,855	18,089

Omnicom Group, 4.45%, 8/15/20	28,575	30,901
Omnicom Group, 6.25%, 7/15/19	9,670	11,595
Qwest, 7.50%, 10/1/14	3,880	4,351
SBA Tower Trust, 4.254%, 4/15/40 (2)	27,970	29,217
Telecom Italia Capital, 5.25%, 11/15/13 (1)	13,640	13,595
Telecom Italia Capital, 6.175%, 6/18/14 (1)	25,245	25,386
Telefonica Emisiones, 3.992%, 2/16/16 (1)	16,095	14,843
Telefonica Emisiones, 6.221%, 7/3/17 (1)	12,485	12,005
Time Warner Cable, 5.50%, 9/1/41 (1)	22,030	23,806
Travel Channel, 3.55%, 1/15/15 (2)	18,520	19,610
VimpelCom, 7.748%, 2/2/21	6,050	5,667
Virgin Media Secured Finance, 5.25%, 1/15/21 (1)	10,328	11,637
Vivendi, 3.45%, 1/12/18 (2)	30,095	29,059
WPP Finance, 4.75%, 11/21/21 (1)(2)	14,095	14,898
		708,446
Consumer Cyclical 1.4%		
Advance Auto Parts, 5.75%, 5/1/20 (1)	8,520	9,747
Banque PSA Finance, 4.375%, 4/4/16 (1)(2)	19,750	19,360
Central China Real Estate, 12.25%, 10/20/15	5,000	5,138
Country Garden Holdings, 10.50%, 8/11/15	4,000	4,096
Ford Motor Credit, 3.875%, 1/15/15 (1)	15,660	16,286
Ford Motor Credit, 5.75%, 2/1/21	61,965	70,330
Hyatt Hotels, 3.875%, 8/15/16	22,375	23,624
Hyatt Hotels, 5.75%, 8/15/15 (2)	7,120	7,822
Kohl's, 4.00%, 11/1/21 (1)	6,345	6,578
KWG Property Holdings, 12.75%, 3/30/16	4,000	3,828
Marriott International, 3.00%, 3/1/19	13,002	13,211
O'Reilly Automotive, 4.875%, 1/14/21 (1)	21,155	23,487
RCI Banque, 4.60%, 4/12/16 (1)(2)	15,090	15,118
Time Warner, 6.50%, 11/15/36	11,050	13,296

Time Warner, 6.875%, 6/15/18 (1)	5,975	7,367
Wesfarmers, 2.983%, 5/18/16 (2)	11,870	12,200
		251,488
Consumer Non-Cyclical 2.1%		
Altria Group, 4.125%, 9/11/15	8,385	9,127
Altria Group, 4.75%, 5/5/21 (1)	22,920	25,511
Altria Group, 9.25%, 8/6/19	9,100	12,512
AmerisourceBergen, 3.50%, 11/15/21 (1)	1,180	1,242
Aristotle Holding, 3.90%, 2/15/22 (1)(2)	11,210	11,700
Boston Scientific, 4.50%, 1/15/15 (1)	11,790	12,611
Bunge Finance, 5.90%, 4/1/17	7,885	8,925
Bunge Limited Finance, 4.10%, 3/15/16 (1)	6,175	6,518
Cardinal Health, 4.625%, 12/15/20 (1)	14,355	16,229
Coca-Cola FEMSA, 4.625%, 2/15/20 (1)	15,770	17,689
Delhaize Group, 6.50%, 6/15/17 (1)	16,500	18,509
Dr Pepper Snapple Group, 3.20%, 11/15/21	7,850	8,144
Energizer Holdings, 4.70%, 5/24/22	21,365	22,250
Express Scripts, 3.125%, 5/15/16 (1)	13,015	13,510
Express Scripts, 6.25%, 6/15/14	6,752	7,373
Kaiser Permanente, 3.50%, 4/1/22	14,680	15,291
Kraft Foods, 3.50%, 6/6/22 (2)	27,955	27,868
Kraft Foods, 5.00%, 6/4/42 (2)	6,680	6,687
Kroger, 5.00%, 4/15/42 (1)	10,835	10,896
Kroger, 5.40%, 7/15/40	9,660	10,326
Life Technologies, 3.50%, 1/15/16 (1)	14,446	15,133
Life Technologies, 4.40%, 3/1/15	8,675	9,283
LS Finance 2017, 5.25%, 1/26/17	4,000	4,117
Medco Health Solutions, 2.75%, 9/15/15 (1)	5,835	6,003
Medtronic, 3.125%, 3/15/22	4,495	4,643
Novant Health, 5.85%, 11/1/19	8,305	9,605

Pernod Ricard, 4.45%, 1/15/22 (2)	9,865	10,321
Philip Morris International, 1.625%, 3/20/17 (1)	13,640	13,842
Philip Morris International, 4.375%, 11/15/41 (1)	10,095	10,850
Reynolds American, 7.625%, 6/1/16 (1)	9,805	11,890
Safeway, 3.40%, 12/1/16 (1)	12,065	12,294
		370,899
Energy 2.7%		
Afren, 10.25%, 4/8/19 (2)	700	712
Anadarko Petroleum, 6.375%, 9/15/17	20,380	23,903
Apache, 3.25%, 4/15/22 (1)	15,160	15,867
Apache, 5.10%, 9/1/40	3,850	4,410
Bill Barrett, 9.875%, 7/15/16 (1)	13,226	14,449
Canadian Natural Resources, 5.70%, 5/15/17	3,055	3,585
Canadian Natural Resources, 6.25%, 3/15/38 (1)	23,314	29,017
Diamond Offshore Drilling, 5.15%, 9/1/14	3,055	3,303
Diamond Offshore Drilling, 5.70%, 10/15/39 (1)	5,720	6,893
Diamond Offshore Drilling, 5.875%, 5/1/19 (1)	3,650	4,348
Ensco, 3.25%, 3/15/16 (1)	20,010	21,046
EOG Resources, 2.50%, 2/1/16 (1)	8,600	8,984
EQT, 4.875%, 11/15/21 (1)	24,880	25,650
Hess, 6.00%, 1/15/40	21,135	23,553
Hess, 7.875%, 10/1/29	3,160	4,163
Hess, 8.125%, 2/15/19 (1)	2,170	2,822
Marathon Oil, 5.90%, 3/15/18 (1)	9,795	11,567
Murphy Oil, 4.00%, 6/1/22 (1)	13,075	13,315
Nabors Industries, 4.625%, 9/15/21 (1)	15,960	16,654
Nabors Industries, 9.25%, 1/15/19 (1)	16,144	21,093
Noble Energy, 6.00%, 3/1/41 (1)	12,120	13,970
Noble Holding International, 5.25%, 3/15/42	23,155	23,621
Petrohawk Energy, 7.25%, 8/15/18	10,605	12,037

Phillips 66, 4.30%, 4/1/22 (2)	10,805	11,255
Phillips 66, 5.875%, 5/1/42 (2)	8,820	9,377
Reliance Holdings USA, 4.50%, 10/19/20 (2)	6,565	6,139
Reliance Holdings USA, 5.40%, 2/14/22 (1)(2)	14,870	14,841
Rowan Companies, 5.00%, 9/1/17	13,655	14,787
Rowan Companies, 7.875%, 8/1/19 (1)	5,480	6,661
Talisman Energy, 3.75%, 2/1/21	35,805	35,989
TNK-BP Finance, 6.625%, 3/20/17	2,000	2,163
Transocean, 5.05%, 12/15/16	10,670	11,653
Valero Energy, 6.125%, 6/15/17 (1)	13,464	15,767
Weatherford International, 4.50%, 4/15/22 (1)	10,185	10,448
Weatherford International, 6.75%, 9/15/40	11,530	13,321
Weatherford International, 9.625%, 3/1/19 (1)	6,260	8,291
		465,654
Industrial Other 0.1%		
China Shanshui Cement Group, 8.50%, 5/25/16	3,800	3,696
Metalloinvest Finance, 6.50%, 7/21/16	3,500	3,443
Valmont Industries, 6.625%, 4/20/20	12,675	15,132
Wiseyear Holdings, 5.875%, 4/6/21	300	310
		22,581
Technology 0.8%		
Affiliated Computer Services, 5.20%, 6/1/15	9,607	10,350
Agilent Technologies, 5.00%, 7/15/20 (1)	6,818	7,826
Fiserv, 3.125%, 6/15/16	6,340	6,541
Hewlett-Packard, 3.00%, 9/15/16	24,110	24,679
Hewlett-Packard, 4.05%, 9/15/22 (1)	19,110	18,860
Hewlett-Packard, 4.65%, 12/9/21	6,610	6,859
IBM, 1.25%, 2/6/17 (1)	12,865	12,850
Oracle, 3.875%, 7/15/20	12,590	14,161

Tencent Holdings, 4.625%, 12/12/16	4,500	4,586
Verisk Analytics, 5.80%, 5/1/21	9,876	11,128
Xerox, 2.95%, 3/15/17 (1)	13,041	13,224
Xerox, 6.35%, 5/15/18 (1)	6,565	7,717
		138,781
Transportation 0.9%		
BAA Funding, 4.875%, 7/15/23 (2)	20,480	21,512
Burlington Northern Santa Fe, 5.05%, 3/1/41 (1)	11,325	12,591
Burlington Northern Santa Fe, 5.40%, 6/1/41	13,305	15,489
Canadian National Railway, 2.85%, 12/15/21	6,070	6,317
Continental Airlines, 4.15%, 10/11/25	17,010	16,712
Continental Airlines, 4.75%, 7/12/22 (1)	4,590	4,808
Continental Airlines, 7.25%, 5/10/21 (1)	2,926	3,299
Delta Air Lines, 5.30%, 10/15/20	3,146	3,351
Delta Air Lines, 7.75%, 6/17/21	3,592	4,086
Delta Air Lines, ETC, 4.95%, 5/23/19	4,137	4,385
ERAC USA Finance, 2.25%, 1/10/14 (1)(2)	6,340	6,399
ERAC USA Finance, 5.25%, 10/1/20 (2)	14,875	16,717
Southwest Airlines, 5.125%, 3/1/17 (1)	13,940	15,457
Union Pacific, 4.75%, 9/15/41 (1)	17,390	18,705
		149,828
Total Industrial		2,570,331
UTILITY 3.4%		
Electric 1.4%		
Allegheny Energy Supply, 6.75%, 10/15/39 (2)	7,830	8,451
Appalachian Power, 6.375%, 4/1/36	3,930	4,955
Black Hills, 6.50%, 5/15/13	3,225	3,374
Constellation Energy Group, 5.15%, 12/1/20 (1)	21,425	23,638

EDP Finance, 5.375%, 11/2/12 (2)	12,110	12,117
Exelon Generation, 6.25%, 10/1/39 (1)	10,685	12,579
FirstEnergy, 7.375%, 11/15/31 (1)	14,725	18,769
FirstEnergy Solutions, 4.80%, 2/15/15	11,060	11,838
Georgia Power, 4.75%, 9/1/40	15,430	17,135
Iberdrola Finance Ireland, 3.80%, 9/11/14 (2)	11,705	11,715
Massachusetts Electric, 5.90%, 11/15/39 (2)	9,105	11,832
Monongahela Power, 5.70%, 3/15/17 (2)	4,940	5,702
Nevada Power, 6.50%, 8/1/18	240	297
Nevada Power, 6.65%, 4/1/36	8,595	11,783
Nevada Power, 6.75%, 7/1/37	4,215	5,899
Nevada Power, 7.125%, 3/15/19	40	51
Oncor Electric Delivery, 4.55%, 12/1/41 (2)	10,670	10,176
Pennsylvania Electric, 6.15%, 10/1/38 (1)	7,710	9,234
PPL WEM Holdings, 3.90%, 5/1/16 (2)	26,580	28,318
Progress Energy, 7.05%, 3/15/19 (1)	8,290	10,463
Public Service Company of Oklahoma, 5.15%, 12/1/19	8,725	10,134
San Diego Gas & Electric, 5.35%, 5/15/40	955	1,219
Tampa Electric, 6.15%, 5/15/37 (1)	5,665	7,580
TECO Finance, 5.15%, 3/15/20	9,680	11,378
		248,637
Natural Gas 2.0%		
Boardwalk Pipelines, 5.50%, 2/1/17	4,535	5,035
Boardwalk Pipelines, 5.75%, 9/15/19	6,965	7,788
Buckeye Partners, 4.875%, 2/1/21 (1)	17,275	17,651
Buckeye Partners, 5.50%, 8/15/19	10,805	11,574
Buckeye Partners, 6.05%, 1/15/18	3,170	3,562
Colorado Interstate Gas, 5.95%, 3/15/15	1,025	1,135
DCP Midstream Operating, 3.25%, 10/1/15	7,390	7,460
El Paso Natural Gas, 5.95%, 4/15/17	1,678	1,892

Williams Partners, 6.30%, 4/15/40 (1)	12,940	15,395
		346,081
Total Utility		594,718
Total Corporate Bonds (Cost $4,586,393)		4,848,270
ASSET-BACKED SECURITIES 3.4%		
Car Loan 1.0%		
Ally Auto Receivables Trust Series 2010-1, Class A4 2.30%, 12/15/14	8,805	8,977
Ally Auto Receivables Trust Series 2010-2, Class B 3.02%, 8/17/15 (2)	33,625	34,774
AmeriCredit Automobile Receivables Trust Series 2010-1, Class C 5.19%, 8/17/15	6,855	7,173
AmeriCredit Automobile Receivables Trust Series 2011-1, Class C 2.85%, 8/8/16	8,750	8,981
AmeriCredit Automobile Receivables Trust Series 2012-1, Class C 2.67%, 1/8/18	1,710	1,719
CarMax Auto Owner Trust Series 2010-2, Class B 3.96%, 6/15/16	19,755	20,608
Ford Credit Auto Lease Trust Series 2012-A, Class A4 1.03%, 4/15/15	6,395	6,391
Ford Credit Auto Owner Trust Series 2009-D, Class D 8.14%, 2/15/16 (2)	7,315	8,004
Ford Credit Floorplan Master Owner Trust Series 2012-2, Class A 1.92%, 1/15/19	13,925	14,132

Huntington Auto Trust Series 2011-1A, Class B 1.84%, 1/17/17 (2)	2,680	2,704
Huntington Auto Trust Series 2011-1A, Class C 2.53%, 3/15/17 (2)	11,050	11,245
Nissan Master Owner Trust Receivables Series 2010-AA, Class A, VR 1.389%, 1/15/15 (2)	8,135	8,188
Smart Trust Australia Series 2011-1USA, Class A3A 1.77%, 10/14/14 (2)	17,345	17,403
Smart Trust Australia Series 2011-2USA, Class A3A 1.54%, 3/14/15 (2)	11,270	11,324
Wheels Series 2012-1, Class A3 1.53%, 3/20/21 (2)	8,420	8,425
		170,048
Credit Card 0.7%		
American Express Credit Account Master Trust Series 2010-1, Class B, VR 0.839%, 11/16/15	20,908	20,954
Cabela's Credit Card Master Trust Series 2011-2A, Class A1 2.39%, 6/17/19 (2)	23,820	24,884
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	38,530	39,303
World Financial Network Credit Card Master Note Trust Series 2009-B, Class A 3.79%, 5/15/16	4,660	4,679
World Financial Network Credit Card Master Note Trust Series 2009-D, Class A 4.66%, 5/15/17	34,620	36,035
		125,855

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 5.9%

Collateralized Mortgage Obligations 0.3%

Adjustable Rate Mortgage Trust Series 2005-8, Class 7A31, CMO, ARM 0.479%, 11/25/35	5,691	5,401
Banc of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.966%, 2/25/34	1,198	1,096
Banc of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 3.117%, 5/25/34	903	825
Banc of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 2.76%, 9/25/34	990	894
Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 2.756%, 10/25/34	500	500
Banc of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 2.792%, 11/25/35	5,308	4,117
Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 5.225%, 11/25/35	1,950	1,707
Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 0.54%, 2/20/35	4,186	3,340
Countrywide Home Loan Mortgage PTC Series 2005-HYB4, Class 2A1, CMO, ARM 2.749%, 8/20/35	25,471	16,417
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 12A1, CMO, ARM 3.277%, 3/27/36 (2)	1,942	1,895
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 42A1, CMO 5.00%, 10/27/36 (2)	2,204	2,252
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	2,402	2,440

WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 4.837%, 9/25/35	2,972	2,766
WaMu Mortgage PTC Series 2005-AR13, Class A1A1, CMO, ARM 0.529%, 10/25/45	2,996	2,377
WaMu Mortgage PTC Series 2005-AR13, Class A1A3, CMO, VR 1.019%, 10/25/45	5,366	4,450
WaMu Mortgage PTC Series 2006-AR4, Class 1A1A, CMO, ARM 1.092%, 5/25/46	7,611	5,879
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 4.876%, 1/25/34	1,339	1,292
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 2.614%, 3/25/35	1,815	1,666
		59,314
Commercial Mortgage Backed Securities 5.6%		
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	3,566	3,564
Banc of America Commercial Mortgage Series 2007-4, Class A4, VR 5.726%, 2/10/51	22,430	25,472
Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	37,778	42,609
Banc of America Commercial Mortgage Series 2008-1, Class A4, VR 6.205%, 2/10/51	20,275	23,542
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2 4.83%, 8/15/38	4,107	4,125
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.674%, 6/11/41	12,839	13,901

Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A-4A 4.871%, 9/11/42	45,580	49,988
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/11/42	5,158	5,362
Bear Stearns Commercial Mortgage Securities Series 2006-PW12 Class A4, VR 5.719%, 9/11/38	11,445	12,970
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	23,510	26,579
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A4, VR 5.694%, 6/11/50	19,060	21,699
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, VR 6.003%, 12/10/49	11,435	12,939
Commercial Mortgage PTC Series 2007-C9, Class A4, VR 5.811%, 12/10/49	48,745	56,078
Commercial Mortgage PTC Series 2012-LC4, Class A2 2.256%, 12/10/44	10,230	10,444
Credit Suisse Mortgage Capital Certificates Series 2008-C1, Class A3, VR 6.204%, 2/15/41	13,215	14,557
GE Capital Commercial Mortgage Series 2005-C4, Class A4, VR 5.308%, 11/10/45	32,905	36,631
Goldman Sachs Mortgage Securities II Series 2006-GG6, Class A4, VR 5.553%, 4/10/38	14,510	16,034
Goldman Sachs Mortgage Securities II Series 2011-GC5, Class A4 3.707%, 8/10/44	1,830	1,936
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	1,733	1,770

Greenwich Capital Commercial Funding Series 2006-GG7, Class A4, VR 5.874%, 7/10/38	9,310	10,508
Greenwich Capital Commercial Funding Series 2007-GG9, Class A4 5.444%, 3/10/39	35,030	38,212
JPMorgan Chase Commercial Mortgage Securities Series 2003-LN1, Class A1 4.134%, 10/15/37	94	95
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	7,150	7,418
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, VR 5.481%, 12/12/44	19,980	22,033
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP7, Class A4, VR 5.87%, 4/15/45	37,035	42,043
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	49,108	53,313
JPMorgan Chase Commercial Mortgage Securities Series 2007-C1, Class A4 5.716%, 2/15/51	30,921	34,604
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class A4, VR 5.735%, 2/12/49	31,304	35,160
JPMorgan Chase Commercial Mortgage Securities Series 2011-C3A, Class B, VR 5.013%, 2/15/46 (2)	9,385	10,197
JPMorgan Chase Commercial Mortgage Securities Series 2011-C5, Class A3 4.171%, 8/15/46	2,555	2,798
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4, VR 5.87%, 6/15/38	5,322	6,011
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38	15,079	16,877

LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4 5.424%, 2/15/40	7,324	8,232
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3 5.43%, 2/15/40	6,985	7,647
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, VR 6.159%, 4/15/41	4,990	5,128
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM, VR 5.782%, 8/12/43	3,660	3,740
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4, VR 5.847%, 6/12/50	24,897	27,520
Morgan Stanley Capital I Series 2006-HQ10, Class A4 5.328%, 11/12/41	16,870	18,587
Morgan Stanley Capital I Series 2007-HQ11, Class A4, VR 5.447%, 2/12/44	12,525	13,997
Morgan Stanley Capital I Series 2007-IQ14, Class A4, VR 5.692%, 4/15/49	50,110	54,455
Morgan Stanley Capital I Series 2007-IQ15, Class A4, VR 5.88%, 6/11/49	43,143	48,493
Morgan Stanley Capital I Series 2008-T29, Class A4, VR 6.278%, 1/11/43	21,846	26,121
Morgan Stanley Capital I Series 2011-C3, Class A4 4.118%, 7/15/49	4,270	4,644
Morgan Stanley Capital I Series 2012-C4, Class A2 2.111%, 3/15/45	26,810	27,132
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A4, VR 5.418%, 1/15/45	6,265	6,922

Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class A3, VR 5.558%, 3/15/45	37,220	40,980
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class B, VR 5.174%, 2/15/44 (2)	17,573	18,904
		971,971
Total Non-U.S. Government Mortgage-Backed Securities (Cost $939,939)		1,031,285

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 35.4%

U.S. Government Agency Obligations 32.5% (3)

Federal Home Loan Mortgage		
4.00%, 10/1/40 - 2/1/42	133,292	141,815
4.50%, 11/1/18 - 9/1/40	147,334	157,651
5.00%, 4/1/18 - 8/1/40	118,798	128,710
5.50%, 3/1/18 - 12/1/39	90,299	98,200
6.00%, 4/1/16 - 8/1/38	39,696	43,910
6.50%, 5/1/17 - 9/1/39	10,836	12,181
7.00%, 8/1/19 - 6/1/32	358	420
7.50%, 6/1/15 - 6/1/24	64	71
10.50%, 5/1/19 - 8/1/20	2	2
11.00%, 11/1/17	1	1
Federal Home Loan Mortgage, ARM		
2.475%, 7/1/35	827	873
2.535%, 9/1/32	72	74
2.705%, 1/1/37	900	957
2.78%, 2/1/37	1,995	2,138
2.89%, 2/1/37	5,785	6,206
4.996%, 11/1/35	905	968
5.055%, 3/1/36	2,177	2,319
5.424%, 1/1/36	485	521

5.935%, 12/1/36	1,440	1,569
5.98%, 10/1/36	3,625	3,936
6.06%, 11/1/36	1,829	1,993
6.084%, 10/1/36	4,384	4,777
6.259%, 8/1/36	2,627	2,868
Federal Home Loan Mortgage, CMO, 5.50%, 8/15/16	6,244	6,427
Federal Home Loan Mortgage, CMO, IO, 4.50%, 4/15/18	166	6
Federal Home Loan Mortgage, CMO, Principal Only, 8/1/28	89	86
Federal Home Loan Mortgage, TBA		
3.50%, 1/1/42	82,033	85,955
4.00%, 1/1/41	40,550	43,034
Federal National Mortgage Assn.		
3.50%, 2/1/26 - 12/1/41	84,086	88,761
4.00%, 4/1/25 - 2/1/42	856,997	913,269
4.50%, 5/1/19 - 12/1/41	933,618	1,004,086
5.00%, 3/1/18 - 9/1/40	828,784	900,546
5.50%, 7/1/13 - 1/1/39	651,960	715,518
6.00%, 5/1/16 - 5/1/42	524,557	580,942
6.50%, 6/1/13 - 5/1/38	85,734	97,381
7.00%, 10/1/29 - 7/1/37	221	259
8.00%, 5/1/15	12	12
Federal National Mortgage Assn., ARM		
2.428%, 11/1/35	2,364	2,517
2.502%, 8/1/36	2,220	2,357
2.559%, 7/1/36	5,306	5,648
2.764%, 1/1/37	4,647	4,978
2.899%, 12/1/36	1,939	2,080
4.77%, 5/1/38	9,733	10,424
5.182%, 9/1/37	3,182	3,413
5.298%, 12/1/35	402	431

5.414%, 9/1/37	1,220	1,308
5.974%, 9/1/36	1,555	1,689
Federal National Mortgage Assn., CMO, 7.60%, 10/25/19	12	13
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/1/32	311	57
Federal National Mortgage Assn., TBA		
3.50%, 1/1/26 - 1/1/41	296,712	311,773
4.00%, 1/1/26 - 1/1/41	98,239	104,580
4.50%, 1/1/35	174,586	187,298
		5,687,008
U.S. Government Obligations 2.9%		
Government National Mortgage Assn.		
3.50%, 11/20/41 - 5/20/42	221,922	237,201
4.50%, 11/20/40	88,216	97,446
5.00%, 8/15/33 - 10/20/39	11,839	13,143
5.50%, 1/20/29 - 12/20/39	6,194	6,896
6.00%, 2/15/14 - 7/20/39	2,199	2,430
6.50%, 9/15/25 - 12/20/33	519	603
7.00%, 3/15/13 - 11/20/28	1,562	1,822
7.50%, 9/15/16 - 5/15/32	355	416
8.00%, 7/15/16 - 5/15/32	1,119	1,301
8.50%, 11/15/16 - 9/20/26	168	183
9.00%, 7/20/16 - 11/15/19	39	42
9.50%, 2/15/25	9	9
10.25%, 11/15/20	45	47
11.00%, 7/15/13 - 5/15/19	172	173
11.50%, 4/15/13 - 10/15/15	25	25
Government National Mortgage Assn., CMO, IO 4.50%, 3/20/36 - 12/20/39	118,109	16,681
Government National Mortgage Assn., CMO Principal Only, 3/16/28	232	204

Government National Mortgage Assn., TBA, 3.50%, 1/1/42	113,825	121,473
		500,095
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $6,044,521)		6,187,103

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 15.3%

U.S. Government Agency Obligations 0.8% (4)

Federal Home Loan Bank, 3.875%, 6/14/13	975	1,011
Federal Home Loan Bank, 5.25%, 6/18/14	13,315	14,637
Federal Home Loan Mortgage, 4.50%, 7/15/13	23,390	24,495
Federal Home Loan Mortgage, 5.00%, 7/15/14	9,440	10,355
Federal Home Loan Mortgage, 5.125%, 7/15/12	10,768	10,834
Federal National Mortgage Assn., 4.375%, 9/15/12	9,255	9,368
Federal National Mortgage Assn., 4.375%, 10/15/15	19,410	21,817
Federal National Mortgage Assn., 4.625%, 10/15/14	17,345	19,045
Federal National Mortgage Assn., 4.875%, 12/15/16	6,120	7,204
Federal National Mortgage Assn., 5.00%, 3/15/16	12,175	14,114
Federal National Mortgage Assn., 7.125%, 1/15/30	9,820	15,531
		148,411

U.S. Treasury Obligations 14.5%

U.S. Treasury Bonds, 4.625%, 2/15/40	430,465	608,099
U.S. Treasury Bonds, 6.75%, 8/15/26	76,415	121,607
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/13	166,023	171,393
U.S. Treasury Notes, 0.875%, 2/28/17	313,820	317,547
U.S. Treasury Notes, 1.25%, 3/15/14	101,885	103,668
U.S. Treasury Notes, 1.75%, 8/15/12 (5)	374,585	375,814
U.S. Treasury Notes, 2.125%, 8/15/21	181,415	191,903
U.S. Treasury Notes, 2.625%, 4/30/16 (5)	541,935	585,713
U.S. Treasury Notes, 2.625%, 8/15/20	24,780	27,452

U.S. Treasury Stripped Interest Payment, Zero Coupon, 5/15/20	28,225	25,418
		2,528,614
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $2,462,899)		2,677,025

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 4.0%

Local Authorities 0.4%		
Province of Manitoba, 1.30%, 4/3/17 (1)	29,720	30,174
Province of Ontario, 1.60%, 9/21/16 (1)	36,370	37,076
		67,250
Owned No Guarantee 1.2%		
Centrais Electricas Brasileiras, 5.75%, 10/27/21 (2)	19,415	20,726
CNOOC Finance, 3.875%, 5/2/22 (2)	440	448
Codelco, 7.50%, 1/15/19 (2)	4,190	5,371
DP World, 6.85%, 7/2/37	3,600	3,411
Electricite de France, 4.60%, 1/27/20 (1)(2)	15,330	16,688
Electricite de France, 6.95%, 1/26/39 (2)	8,910	10,781
Eskom Holdings, 5.75%, 1/26/21	4,500	4,725
Gazprom, 4.95%, 5/23/16 (2)	13,555	14,001
Gazprom, 8.625%, 4/28/34	9,835	12,401
Korea Hydro & Nuclear Power, 3.125%, 9/16/15 (2)	12,745	12,999
National Gas of Trinidad & Tobago, 6.05%, 1/15/36 (2)	2,505	2,502
Pemex Project Funding Master Trust, 6.625%, 6/15/35	6,435	7,384
Petrobras International Finance, 5.75%, 1/20/20	22,150	24,254
Petrobras International Finance, 5.875%, 3/1/18 (1)	10,115	11,231
Petrobras International Finance, 7.875%, 3/15/19 (1)	3,905	4,745
Petroleos Mexicanos, 4.875%, 1/24/22 (2)	18,885	19,877
Petroleos Mexicanos, 6.50%, 6/2/41	15,445	17,414
Ras Laffan Lending III, 5.832%, 9/30/16 (2)	2,969	3,189

Sberbank Capital, 5.717%, 6/16/21	4,500	4,488
Swedish Export Credit, 5.125%, 3/1/17	9,345	10,748
		207,383
Sovereign 0.8%		
Government of Bermuda, 5.603%, 7/20/20 (2)	16,015	18,368
Republic of Brazil, 4.875%, 1/22/21	4,635	5,289
Republic of Brazil, 5.625%, 1/7/41	11,665	13,677
Republic of Chile, 3.875%, 8/5/20	7,985	8,843
Republic of Peru, 7.125%, 3/30/19	18,565	23,670
Republic of Poland, 3.875%, 7/16/15	32,845	34,164
Republic of South Africa, 5.50%, 3/9/20	14,845	16,589
Republic of South Africa, 6.50%, 6/2/14	6,500	7,199
United Mexican States, 5.625%, 1/15/17	18,595	21,384
		149,183
Treasuries 1.6%		
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/15 (BRL)	11,722	13,279
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/17 (BRL)	46,892	54,329
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/45 (BRL)	6,140	8,353
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23 (BRL)	74,796	35,411
Mexican Udibonos, Inflation-Indexed, 2.50%, 12/10/20 (MXN)	673,814	48,871
Republic of South Africa, 6.75%, 3/31/21 (ZAR)	189,235	20,918
Republic of South Africa, 8.00%, 12/21/18 (ZAR)	209,235	25,562
United Mexican States, 6.50%, 6/10/21 (MXN)	453,880	32,818
United Mexican States, 8.50%, 11/18/38 (MXN)	538,620	42,057
		281,598
Total Foreign Government Obligations & Municipalities (Cost $695,241)		705,414

MUNICIPAL SECURITIES 3.4%

Arizona 0.1%		
Salt River Project Agricultural Improvement & Power Build America, 4.839%, 1/1/41	6,965	8,641
		8,641
California 0.2%		
Bay Area Toll Auth., Build America, 6.263%, 4/1/49	9,550	13,315
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	3,420	4,643
Los Angeles Airport, Build America, 7.053%, 5/15/40	11,095	15,286
San Diego County Water Auth., Build America, 6.138%, 5/1/49	5,005	6,777
		40,021
Colorado 0.1%		
Regional Transportation Dist., Sales Tax, 5.00%, 11/1/38	11,410	12,798
		12,798
District of Columbia 0.1%		
District of Columbia, 5.25%, 12/1/34	11,265	13,548
District of Columbia, Build America, 5.591%, 12/1/34	2,205	2,940
		16,488
Florida 0.3%		
Florida, DOT Right of Way, 5.00%, 7/1/23	7,195	8,805
Florida Hurricane Catastrophe Fund, VR, 1.019%, 10/15/12	34,430	34,441
		43,246
Hawaii 0.0%		
Hawaii, 5.00%, 12/1/23	6,610	8,098
		8,098
Illinois 0.2%		
Chicago O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	8,040	10,572
Chicago Transit Auth., 6.899%, 12/1/40	7,490	9,112

Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	13,505	17,463
		37,147
Kansas 0.0%		
Kansas Dev. Fin. Auth., Public Employee Retirement 5.501%, 5/1/34 (6)	2,760	3,334
		3,334
Maryland 0.1%		
Maryland Transportation Auth., Build America, 5.754%, 7/1/41	6,360	8,495
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	6,235	8,626
		17,121
Massachusetts 0.2%		
Massachusetts, 5.25%, 9/1/24	14,770	19,191
Massachusetts, Build America, 4.50%, 8/1/31	14,885	17,314
		36,505
New York 0.7%		
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	6,270	9,415
New York City, 5.00%, 4/1/24	24,750	29,786
New York City, Build America, 5.846%, 6/1/40	15,785	18,718
New York City, Build America, 6.271%, 12/1/37	7,595	10,412
New York City Housing Dev. Corp., 6.42%, 11/1/27	1,085	1,111
New York City Municipal Water Fin. Auth., Build America 5.952%, 6/15/42	4,790	6,365
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	12,580	16,017
New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/24	8,020	9,774
New York City Transitional Fin. Auth., Future Tax, 5.00%, 2/1/25	8,085	9,669
Tompkins County IDA, Cornell Univ., 5.00%, 7/1/37	11,565	13,072
		124,339

Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	1,405	1,802
		1,802
Pennsylvania 0.2%		
Pennsylvania, 5.00%, 6/1/24	31,215	38,653
		38,653
South Carolina 0.1%		
South Carolina Public Service Auth., 4.322%, 12/1/27	19,305	20,571
		20,571
Texas 0.5%		
Houston, Public Improvement, 5.00%, 3/1/23	12,500	15,404
Houston, Public Improvement, 5.00%, 3/1/24	14,345	17,490
Houston, Taxable Pension Obligation, 6.29%, 3/1/32	17,770	22,704
Texas Transportation Commission, Build America 5.178%, 4/1/30	19,075	23,727
		79,325
Utah 0.1%		
Utah Transit Auth., Build America, 5.937%, 6/15/39	7,195	9,915
		9,915
Virginia 0.4%		
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	6,505	8,706
Virginia Public School Auth., Qualified School Construction 4.25%, 12/15/30	37,440	40,146
Virginia Public School Auth., School Funding, 1997 Resolution 5.00%, 8/1/23	19,070	23,896
Virginia Transportation Board, Build America, 5.35%, 5/15/35	2,195	2,784
		75,532

Washington 0.1%		
Washington, 5.00%, 7/1/24	14,000	17,186
		17,186
Total Municipal Securities (Cost $537,751)		590,722
BOND MUTUAL FUNDS 3.5%		
T. Rowe Price Institutional Floating Rate Fund, 4.31% (7)(8)	34,027	340,274
T. Rowe Price Institutional High Yield Fund, 6.23% (7)(8)	30,165	280,840
Total Bond Mutual Funds (Cost $600,048)		621,114
PRIVATE INVESTMENT COMPANIES 0.0%		
T. Rowe Price Term Asset-Backed Opportunity Fund (8)	1,130	1,977
Total Private Investment Companies (Cost $1,946)		1,977
SHORT-TERM INVESTMENTS 4.9%		
Money Market Funds 4.9%		
T. Rowe Price Reserve Investment Fund, 0.11% (8)(9)	860,418	860,418
Total Short-Term Investments (Cost $860,418)		860,418
SECURITIES LENDING COLLATERAL 3.1%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 3.1%		
T. Rowe Price Reserve Investment Fund, 0.11% (8)(9)	545,785	545,785
Total Securities Lending Collateral (Cost $545,785)		545,785
Total Investments in Securities		
106.6% of Net Assets (Cost $17,861,222)		**$ 18,664,990**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at May 31, 2012. See Note 4.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $17,861,222)	$ 18,664,990
Receivable for investment securities sold	615,700
Interest receivable	117,805
Unrealized gain on forward currency exchange contracts	39,743
Receivable for shares sold	15,003
Foreign currency (cost $15)	15
Other assets	53,654
Total assets	19,506,910
Liabilities	
Payable for investment securities purchased	1,351,234
Obligation to return securities lending collateral	545,785
Unrealized loss on forward currency exchange contracts	29,942
Payable for shares redeemed	12,719
Investment management fees payable	6,500
Variation margin payable on futures contracts	1,960
Due to affiliates	1,715
Unrealized loss on swaps	846
Other liabilities	54,964
Total liabilities	2,005,665
NET ASSETS	$ 17,501,245
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 80,640
Net unrealized gain	805,643
Paid-in capital applicable to 1,786,560,224 shares of $1.00 par value capital stock outstanding; 3,000,000,000 shares authorized	16,614,962
NET ASSETS	$ 17,501,245

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/12	5/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 465,496	$ 439,765
Net realized gain	249,281	212,967
Change in net unrealized gain	208,699	139,336
Increase in net assets from operations	923,476	792,068
Distributions to shareholders		
Net investment income		
Investor Class	(523,576)	(459,889)
Advisor Class	(1,421)	(4,567)
R Class	(304)	(363)
Net realized gain		
Investor Class	(94,322)	(105,882)
Advisor Class	(273)	(1,677)
R Class	(66)	(96)
Decrease in net assets from distributions	(619,962)	(572,474)
Capital share transactions*		
Shares sold		
Investor Class	5,941,607	4,734,265
Advisor Class	39,120	14,457
R Class	2,753	3,635
Distributions reinvested		
Investor Class	610,401	558,513
Advisor Class	1,559	6,099
R Class	369	458
Shares redeemed		
Investor Class	(4,231,318)	(1,919,285)
Advisor Class	(8,865)	(183,763)
R Class	(5,490)	(3,685)
Increase in net assets from capital share transactions	2,350,136	3,210,694
Net Assets		
Increase during period	2,653,650	3,430,288
Beginning of period	14,847,595	11,417,307
End of period	**$ 17,501,245**	**$ 14,847,595**
Undistributed net investment income	–	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has three classes of shares: the New Income Fund original share class, referred to in this report as the Investor Class, offered since August 31, 1973; the New Income Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the New Income Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2012, the fund realized $6,171,000 of net gain on $214,073,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on May 31, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2012. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at May 31, 2012, totaled $(145,000) for the year ended May 31, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2012, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 5% and 12% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 8% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; or, in the case of an index swap, the market value of the contract relative to the notional amount. Therefore, the payment risk increases as the price of the relevant underlying credit, or market value of the index swap, declines due to market valuations of credit quality. As of May 31, 2012, the notional amount of protection sold by the fund totaled $11,500,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended May 31, 2012, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Dollar Rolls During the year ended May 31, 2012, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On May 31, 2012, the value of cash collateral investments was $545,785,000, and the value of loaned securities was $529,928,000, including securities sold but not yet settled, which are not reflected in the accompanying portfolio of investments.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended May 31, 2012, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc., that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of May 31, 2012, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2012, securities valued at $12,470,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of May 31, 2012, collateral pledged by counterparties to the fund consisted of $1,652,000 cash and securities valued at $10,675,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $4,717,677,000 and $3,135,813,000, respectively, for the year ended May 31, 2012. Purchases and sales of U.S. government securities aggregated $21,603,473,000 and $20,741,640,000, respectively, for the year ended May 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2012 and May 31, 2011, were characterized for tax purposes as follows:

At May 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2012, the effective annual group fee rate was 0.30%.

The R Class is also subject to a contractual expense limitation through September 30, 2012. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. Pursuant to this agreement, expenses in the amount of $6,000 were reimbursed by Price Associates during the year ended May 31, 2012. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $11,000 remain subject to repayment at May 31, 2012.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended May 31, 2012, expenses incurred pursuant to these service agreements were $222,000 for Price Associates; $1,071,000 for T. Rowe Price Services, Inc.; and $885,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2012, the fund was charged $175,000 for shareholder servicing costs related to the college savings plans, of which $132,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2012, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2012, the fund was allocated $1,747,000 of Spectrum Funds’ expenses and $15,245,000 of Retirement Funds’ expenses. Of these amounts, $9,773,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2012, approximately 8% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 51% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2012, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price
New Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Income Fund, Inc. (the “Fund”) at May 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2012

Tax Information (Unaudited) for the Tax Year Ended 5/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $56,048,000 from short-term capital gains,

  $66,164,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $148,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $148,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.

The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor for the fund’s R Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from the fund’s investments in T. Rowe Price institutional funds and after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor with respect to the fund’s R Class) was at or below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, the total expense ratio for the Advisor Class was at or below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1980	Vornado Real Estate Investment Trust (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Robert J. Gerrard, Jr.	Director and Chairman of Compensation Committee, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group
(2004 to present); Director, Norfolk Southern (2008 to present);
Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

Cecelia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis
and Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 136 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[136]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[46]	and T. Rowe Price International

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Income Fund	Principal Occupation(s)

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly Chief Investment Officer, IMPAC
Mortgage Holdings (to 2008)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,375,000 and $1,539,000 respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 13, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 13, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 13, 2012